Exhibit 99.1

Raymond James Institutional Investors Conference March 4, 2015

Disclaimers Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented herein is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our filings with the U.S. Securities & Exchange Commission’s (the “SEC”), including our annual report on Form 10-K, as amended, for the year ended February 2, 2014, which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Non-GAAP Financial Measures HD Supply supplements its reporting net income (loss) with non-GAAP measurements, including Adjusted EBITDA. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA referred to in this presentation is included at the end of this presentation under “Reconciliation of Non-GAAP Measures.” HD Supply Proprietary and Confidential

Company Overview

HD SUPPLY

- **$8.7 Billion** of **LTM Q3 '14 Sales; $829 Million** of **LTM Q3 '14 Adjusted EBITDA (9% of Sales)**
  - **18 Consecutive Quarters** of Year-Over-Year Sales **Growth** as of Q3'14
- **Leading Industrial Distributor** With **#1 Positions**[1] in **Large**, **Fragmented Markets**
- **Specialized Business Units Providing Diversity** in **Products**, **Customers**, and **Vendor** Relationships
  - **~1 Million SKUs**
  - **~500,000 Customers**
- **Scale**, **National Presence** and **Local Market Expertise Drive Competitive Advantage**
  - **~650 Locations**, **48 U.S. States** and **7 Canadian Provinces**[2]
  - Combination of **Distribution Center** and **Branch Based** Operating Models
- **Talent** with **Deep**, **Relevant Experience Driving Speed** and **Precision**

National Footprint


HD Supply Site
THE BAHAMAS

- HD Supply Operates a **Sourcing Office in China**

Sales by End Market[3]


Infrastructure and Other 34%
Non-Residential Construction 23%
$8.2B
Residential Construction 14%
Maintenance, Repair and Operations 29%

[1] Management Estimates Based on Market Data and Industry Knowledge
[2] As of Q3 '14
[3] For 2013; Excludes Canada

Leading Industrial Distributor Specializing in MRO, Infrastructure and Construction

HD SUPPLY

3

HD Supply **Proprietary** and **Confidential**

HD Supply Proprietary and Confidential Leading Industrial Distributor Specializing in MRO, Infrastructure and Construction Business Overview “Maintenance, Repair and Operations” “Infrastructure” “Specialty Construction” Selected Product Examples Maintenance Professional of: Multifamily Residential Properties Hotels and Lodging Facilities Senior Care Facilities Underground Utility Contractors Municipalities Supply Chain Leader for Municipal, Co-Op and Investor Owned Utilities Professional Contractors Professional Contractors in Non-Residential and Residential Construction “Face of the Customer” LTM 3Q ’14 Sales $2.5B ($ in billions) $2.4B $1.9B $1.4B (Adj. EBITDA%) (19%) (8%) (4%) (7%)

HD Supply Proprietary and Confidential Controllable Execution +300 Basis Points Above Market Estimate 1 Long-term average growth target based on management estimates and aspirations +200 BPs to +500 BPs +300 BPs Long-term Growth Above Market Estimate Targets1 +200 BPs to +500 BPs +200 BPs to +500 BPs +0 BPs to +200 BPs (BPs Above BU End Market Estimate) 1. Sell More to Existing Customers (i.e., Share of Wallet) 2. Introduce New Products and Services 3. Expand the Channels to Reach Our Customers (e.g., Internet, Catalog, Mobility) 4. Acquire New Customers 5. Enter New Geographies (i.e., Open New Locations) Five Growth “Plays”

HD Supply Proprietary and Confidential 3Q’14 Earning Call Presentation – Dec. 9th Topics of Investor Interest Latest Outlook to be Provided During March 24th Earnings Call End Market Outlook Oil & Gas Effect Winter Weather Impact Category Management Execution Foreign Exchange Exposure Intangibles Amortization Schedule (See Appendix) Operating Leverage Outlook Taxes Capital Structure Opportunities Topics of Investor Interest

Liquidity and Capital Structure

HD SUPPLY

($ in millions, unless otherwise noted)

- **$5.4B Net Debt at the End of Q3'14**
  - **$206M of Cash Interest Paid in Q3'14; $426M YTD**
- **~$1.2B Liquidity at the End of Q3'14**
- **Favorable Tax Asset** with **Significant Gross Federal Net Operating Loss Carryforwards of $2.3B** ($1B Tax-affected Amount of Federal and State NOLs)[1]
- **Cash Taxes:**
  - **$3M in Q3'14[5]… $10M YTD[5]**
  - **$10M – $15M Estimated for FY'14[5]**
  - **$15M – $25M Estimated for FY'15**
- **GAAP Taxes:**
  - **$30M in Q3'14… $50M YTD**
  - **~$60M Estimated for FY'14[5] and FY'15**

Q3'14 Debt Balances

Facility	Balance[2]	Interest Rate[3]	Maturity	Soft Call Date[4]
Sec. ABL	$330	1.65%	6/28/18	n/a
Sec. Term Loan	962	4.0%	6/28/18	now
Sec. 1st Lien Notes	$1,250 ~~1,266~~	5.25% ~~8.125%~~	12/15/21 ~~4/15/19~~	12/15/17 ~~4/15/15~~
Sec. 2nd Lien Notes	675	11.0%	4/15/20	4/15/16
Unsec. Sr. Notes	1,000	11.5%	7/15/20	10/15/16
Unsec. Sr. Notes	1,275	7.5%	7/15/20	10/15/16
Gross Debt	**$5,508**			
Less Cash	107			
Net Debt	**$5,401**			

[1] For a discussion of the risk of a change of control on our tax net operating losses, see the risk factor entitled "Our NOL carryforwards could be limited if we experience an ownership change as defined in the Internal Revenue Code" in our prospectus related to our secondary public offering filed with the U.S. Securities and Exchange Commission on May 2, 2014
[2] Net of original issue discount and premium
[3] Represents the stated rate of interest, without including the effect of discounts or premiums
[4] Subject to applicable redemption price terms
[5] Excludes the impact of the $27M tentative settlement of the IRS audits

~$1.2B of Liquidity with No Near Term Debt Maturities

HD SUPPLY

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HD Supply Proprietary and Confidential

HD Supply Proprietary and Confidential Historical Financial Performance Strong Growth, Operating Leverage ($ in millions) 1 Sales and Adj. EBITDA Growth Excludes the Impact of the 53rd Week in 2012 Note: All Periods Adjusted for Sale of Hardware Solutions Adj. EBITDA Sales GM % Adj. EBITDA % YOY %1 YOY %1 ’10A 27.7% $355M 5.9% $6,065 n/a n/a 27.8% ’11A $447M 6.7% $6,661 26% 10% ’12A 28.1% $624M 8.2% $7,647 37% 13% ’13A 28.7% $734M 8.9% $8,228 20% 10% 27% CAGR LTM Q3 ’14 28.7% $829M 9.5% $8,748 18% 8% Adj. EBITDA

HD Supply Proprietary and Confidential Investment Themes Trusted Local Execution, Market and Product Knowledge, Customer Relationships Based on Reliability of Service, and Supplier Alignment Based on Performance #1 Positions with ~7% Share in Estimated ~$115 Billion Fragmented Market MRO, Infrastructure and Construction End Market Exposure with Sequential, Overlapping Growth Strategic High Return Growth Investments Which We Believe Will Deliver Growth in Excess of Estimated Market Growth Focused on Getting Better and Faster Through Team Work, Process Excellence and Trusted Relationships Leading Industrial Distributor Specializing in MRO, Infrastructure and Construction

Appendix HD Supply Proprietary and Confidential

Illustrative Adjusted EPS Calculation

HDSUPPLY

($ in millions)

Illustrative

	Q3'14A	Q4'14	FY '14	FY '15 Estimate
▪ Adjusted EBITDA	$253M	TBD	TBD	TBD
(-) Depreciation and Amortization[1]	($54M)	TBD	TBD	($150M – $160M)
(+) Amortization of Acquired Intangibles	$26M	TBD	TBD	~$33M
(-) Interest Expense (GAAP)	($115M)	TBD	TBD	~($430M)
(-) Cash Income Taxes	($3M)	TBD	TBD	($15M – $25M)
(-) Stock-based Compensation	($3M)	TBD	TBD	TBD
(-) Other	($1M)	TBD	TBD	TBD
= Adjusted Net Income	$103M	TBD	TBD	TBD
÷ Diluted Shares Outstanding[2]	~200M	~200M	~200M	~200M
= Adjusted Net Income per Diluted Share	$0.51	TBD	TBD	TBD

[1] Includes Amounts Recorded Within Cost of Sales
[2] Weighted Average Diluted Shares Outstanding Based on Management Estimates

Latest Outlook to be Provided During March 24th Earnings Call

HDSUPPLY

11

HD Supply Proprietary and Confidential

HD Supply Proprietary and Confidential Amortization of Acquired Intangibles (Other than Software) ($ in millions) FY ’14 FY ’15 FY ’16 FY ’17 FY ’18 FY ’19 Facilities Maintenance $57M $6M $6M $5M $5M $5M Waterworks 3 2 2 2 1 1 Power Solutions 18 18 18 18 - - Construction & Industrial 14 1 1 1 1 1 Corporate and Other 7 6 6 6 6 6 HD Supply $99M $33M $33M $32M $13M $13M Expected Annual Amortization of Acquired Intangibles (Other than Software)

HD Supply Proprietary and Confidential Operating Leverage 1.7x Operating Leverage in Q3’14 Q1 Operating Leverage1 (VPY%) Q2 Q3 Q4 1.2x 1.5x 0.7x 1.3x nm 1.3x 2.5x 3.6x 1.2x 0.6x 1.2x (6.6x) nm nm 12.2x nm 7.8x 2.4x 2.1x 1.9x 1.1x 2.8x 0.2x nm 2.6x 1.3x 1.2x 1.6x 1.3x 1.7x 2.9x 1.0x 1.8x 3.3x 7.2x 2.6x 10.5x nm 7.7x 4.7x nm 2.9x 2.9x 2.5x 3.9x 1.4x 1.7x 5.1x 12.5x 2.9x FY 1.4x 2.7x 2.5x 4.5x 2.1x 2.7x 3.7x 4.6x 9.2x 4.1x 1.3x 2.0x (2.8x) 3.5x 1.5x 1.6x 2.1x - 2.1x 1.8x 1.6x 2.4x 1.6x 3.7x 2.1x 1.2x 1.5x - 5.2x 2.7x 1 Operating Leverage is Defined as Adjusted EBITDA Growth Divided by Adjusted Net Sales Growth. Adjustments Comprise the 53rd Week in fiscal 2012. Not Meaningful (“nm”) when Sales Growth is Negative and when Prior Period Adjusted EBITDA is Negative. Note: Adjusted for Sale of Hardware Solutions 1.5x 1.3x 2.4x 2.4x 1.8x 2011 Facil. Maintenance Waterworks Power Solutions Construction & Industrial HD Supply 2012 Facil. Maintenance Waterworks Power Solutions Construction & Industrial HD Supply 2013 Facil. Maintenance Waterworks Power Solutions HD Supply Construction & Industrial 2014 Facil. Maintenance Waterworks Power Solutions HD Supply Construction & Industrial HD Supply 2.0x 1.7x 1.5x 1.8x 1.7x

FY'14 YTD Results Adjusted for Hardware Solutions

HD SUPPLY

($ in millions, except per share amounts)

	AS REPORTED				REVISION FOR HARDWARE SOLUTIONS				REVISED			
	Q1-14	Q2-14	Q3-14	YTD	Q1-14	Q2-14	Q3-14	YTD	Q1-14	Q2-14	Q3-14	YTD
Net Sales	$ 2,161	$ 2,447	$ 2,488	$ 7,096	$ (67)	$ (79)	$ (73)	$ (219)	$ 2,094	$ 2,368	$ 2,415	$ 6,877
Cost of sales	1,530	1,725	1,762	5,017	(39)	(43)	(39)	(121)	1,491	1,682	1,723	4,896
Gross Profit	631	722	726	2,079	(28)	(36)	(34)	(98)	603	686	692	1,981
Gross margin	*29.2%*	*29.5%*	*29.2%*	*29.3%*	*-40 bps*	*-50 bps*	*-50 bps*	*-50 bps*	*28.8%*	*29.0%*	*28.7%*	*28.8%*
Operating expenses:												
Selling, general and administrative	447	468	467	1,382	(21)	(24)	(23)	(68)	426	444	444	1,314
Depreciation and amortization	62	64	57	183	(4)	(3)	(4)	(11)	58	61	53	172
Restructuring	3	4	-	7	-	-	-	-	3	4	-	7
Total operating expenses	512	536	524	1,572	(25)	(27)	(27)	(79)	487	509	497	1,493
Operating Income	**119**	**186**	**202**	**507**	**(3)**	**(9)**	**(7)**	**(19)**	**116**	**177**	**195**	**488**
Interest expense	116	116	115	347	-	-	-	-	116	116	115	347
Loss on extinguishment of debt	2	-	-	2	-	-	-	-	2	-	-	2
Other (income) expense, net	1	-	(4)	(3)	-	-	-	-	1	-	(4)	(3)
Income (Loss) from Continuing Operations Before Provision (Benefit) for Income Taxes	-	70	91	161	(3)	(9)	(7)	(19)	(3)	61	84	142
Provision (benefit) for income taxes	1	22	31	54	-	(3)	(1)	(4)	1	19	30	50
Income (Loss) from Continuing Operations	**(1)**	**48**	**60**	**107**	**(3)**	**(6)**	**(6)**	**(15)**	**(4)**	**42**	**54**	**92**
Income (loss) from discontinued operations, net of tax	(11)	-	-	(11)	3	6	6	15	(8)	6	6	4
Net Income (Loss)	**$ (12)**	**$ 48**	**$ 60**	**$ 96**	**$ -**	**$ -**	**$ -**	**$ -**	**$ (12)**	**$ 48**	**$ 60**	**$ 96**
Adjusted EBITDA	$ 190	$ 258	$ 265	$ 713	$ (7)	$ (12)	$ (12)	$ (31)	$ 183	$ 246	$ 253	$ 682
Adjusted net income	$ 39	$ 102	$ 111	$ 252	$ (5)	$ (11)	$ (8)	$ (24)	$ 34	$ 91	$ 103	$ 228
Diluted shares outstanding	198.9	200.5	200.2	199.7	-	-	-	-	198.9	200.5	200.2	199.7
Adjusted net income per diluted share	$ 0.20	$ 0.51	$ 0.55	$ 1.26	$ (0.03)	$ (0.05)	$ (0.04)	$ (0.12)	$ 0.17	$ 0.45	$ 0.51	$ 1.14

HD SUPPLY

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HD Supply Proprietary and Confidential

FY'13 Results Adjusted for Hardware Solutions

HD SUPPLY

($ in millions, except per share amounts)

	AS REPORTED					REVISION FOR HARDWARE SOLUTIONS					REVISED				
	Q1-13	Q2-13	Q3-13	Q4-13	YTD	Q1-13	Q2-13	Q3-13	Q4-13	YTD	Q1-13	Q2-13	Q3-13	Q4-13	YTD
Net Sales	$ 2,048	$ 2,237	$ 2,273	$ 1,929	$ 8,487	$ (65)	$ (70)	$ (66)	$ (58)	$ (259)	$ 1,983	$ 2,167	$ 2,207	$ 1,871	$ 8,228
Cost of sales	1,455	1,580	1,611	1,369	6,015	(37)	(39)	(37)	(32)	(145)	1,418	1,541	1,574	1,337	5,870
Gross Profit	593	657	662	560	2,472	(28)	(31)	(29)	(26)	(114)	565	626	633	534	2,358
Gross margin	*29.0%*	*29.4%*	*29.1%*	*29.0%*	*29.1%*	*-50 bps*	*-50 bps*	*-40 bps*	*-50 bps*	*-40 bps*	*28.5%*	*28.9%*	*28.7%*	*28.5%*	*28.7%*
Operating expenses:															
Selling, general and administrative	433	444	441	415	1,733	(22)	(21)	(21)	(20)	(84)	411	423	420	395	1,649
Depreciation and amortization	59	61	61	61	242	(3)	(4)	(3)	(4)	(14)	56	57	58	57	228
Restructuring	-	-	-	9	9	-	-	-	-	-	-	-	-	9	9
Total operating expenses	492	505	502	485	1,984	(25)	(25)	(24)	(24)	(98)	467	480	478	461	1,886
Operating Income	**101**	**152**	**160**	**75**	**488**	**(3)**	**(6)**	**(5)**	**(2)**	**(16)**	**98**	**146**	**155**	**73**	**472**
Interest expense	147	145	117	119	528	-	-	-	-	-	147	145	117	119	528
Loss on extinguishment of debt	41	46	-	-	87	-	-	-	-	-	41	46	-	-	87
Other (income) expense, net	-	20	-	-	20	-	-	-	-	-	-	20	-	-	20
Income (Loss) from Continuing Operations Before Provision (Benefit) for Income Taxes	(87)	(59)	43	(44)	(147)	(3)	(6)	(5)	(2)	(16)	(90)	(65)	38	(46)	(163)
Provision (benefit) for income taxes	43	12	(8)	15	62	(7)	1	3	(1)	(4)	36	13	(5)	14	58
Income (Loss) from Continuing Operations	**(130)**	**(71)**	**51**	**(59)**	**(209)**	**4**	**(7)**	**(8)**	**(1)**	**(12)**	**(126)**	**(78)**	**43**	**(60)**	**(221)**
Income (loss) from discontinued operations, net of tax	(1)	(1)	-	(7)	(9)	(4)	7	8	-	11	(5)	6	8	(6)	3
Net Income (Loss)	**$ (131)**	**$ (72)**	**$ 51**	**$ (66)**	**$ (218)**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ (131)**	**$ (72)**	**$ 51**	**$ (66)**	**$ (218)**
Adjusted EBITDA	$ 165	$ 219	$ 226	$ 154	$ 764	$ (6)	$ (9)	$ (8)	$ (7)	$ (30)	$ 159	$ 210	$ 218	$ 147	$ 734
Adjusted net income	$ (14)	$ 37	$ 76	$ -	$ 99	$ (5)	$ (7)	$ (6)	$ (4)	$ (22)	$ (19)	$ 30	$ 70	$ (4)	$ 77
Diluted shares outstanding	130.6	157.8	197.4	191.9	171.8	-	-	-	-	-	130.6	157.8	197.4	191.9	171.8
Adjusted net income (loss) per diluted share	$ (0.11)	$ 0.23	$ 0.39	$ -	$ 0.58	$ (0.04)	$ (0.04)	$ (0.03)	$ (0.02)	$ (0.13)	$ (0.15)	$ 0.19	$ 0.35	$ (0.02)	$ 0.45

HD SUPPLY 15

HD Supply **Proprietary** and **Confidential**

Reconciliation of Non-GAAP Measures: Net Income to Adj EBITDA

HD SUPPLY

($ in millions)

	Fiscal Year Ended				LTM Ended
	January 30, 2011	January 29, 2012	February 3, 2013	February 2, 2014	November 2, 2014
Net income (loss)	**$(619)**	**$(543)**	**$(1,179)**	**$(218)**	**$30**
Less: Income (loss) from discontinued operations, net of tax	15	46	(68	3	(2)
Income (loss) from continuing operations	(634)	(589)	(1,111)	(221)	32
Interest expense	623	639	658	528	466
Provision (benefit) for income taxes	28	75	39	58	64
Depreciation and amortization[1]	308	298	309	232	234
Other (income) expense, net[2]	(6)	(1)	—	—	(5)
Loss (gain) on extinguishment and modification of debt[3]	5	—	709	87	2
Restructuring charge[4]	8	—	—	12	19
Stock-based compensation[5]	17	20	16	16	16
Management fee & related expenses paid to Equity Sponsors[6]	5	5	5	2	—
Costs related to public offerings[7]	—	—	—	20	2
Other	1	—	(1)	—	(1)
Adjusted EBITDA	**$355**	**$447**	**$624**	**$734**	**$829**

[1]Depreciation and amortization includes amounts recorded within Cost of sales.
[2]Represents the (gains)/losses associated with the changes in fair value of interest rate swap contracts not accounted for under hedge accounting and other non-operating (income)/expense.
[3]Represents the loss/(gain) on extinguishment and modification of debt including the premium/(discount) paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets associated with such debt.
[4]Represents the costs incurred for employee reductions and branch closures or consolidations. These costs include occupancy costs, severance, and other costs incurred to exit a location.
[5]Represents the stock-based compensation costs for stock options and restricted stock.
[6]HD Supply entered into consulting agreements with the Equity Sponsors whereby HD Supply paid the Equity Sponsors a $4.5 million annual aggregate management fee and related expenses. These consulting agreements were terminated in conjunction with HD Supply's initial public offering in the second quarter of fiscal 2013.
[7]Represents the costs expensed in connection with the company's initial public offering and subsequent secondary offerings

HD SUPPLY

16

HD Supply **Proprietary** and **Confidential**